                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          June 18, 1997


                 Bay View Capital Corporation
      (Exact name of registrant as specified in its charter)



    Delaware                  0-17901                94-3078031
(State or other        (Commission File No.)       (IRS Employer)
 jurisdiction of                                   Identification
 incorporation)                                          No.)



2121 South El Camino Real, San Mateo, California          94403
  (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (415)
573-7300



                               N/A
   (Former name or former address, if changed since last report)

Item 5.   Other Events.

      Bay View Capital Corporation (the "Company") is filing herewith certain materials that may be presented by the Company to financial analysts. Such materials are included as Exhibit 99 to this Report and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

          (c)    Exhibits

                 99 Certain materials which may be presented to financial analysts

                           SIGNATURES


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BAY VIEW CAPITAL CORPORATION



Date: June 18, 1997             By:/s/ David A. Heaberlin
                                       David A. Heaberlin
                                       Executive Vice President
                                        and Chief Financial
                                        Officer

                         EXHIBIT INDEX



Exhibit                                                Sequential
Number                     Description                  Page No.


99               Certain materials which may be
                 presented to financial analysts

                                PIPER JAFFRAY

                      INVESTOR CONFERENCE PRESENTATION

                                JUNE 19, 1997

                      ---------------------------------

                            David A. Heaberlin
Executive Vice President & Chief Financial Officer, Bay View
Capital Corporation and Executive Vice President & Chief
Operating Officer, Bay View Bank



Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Certain of such statements are identified as being based on consensus estimates (by analysts not affiliated with Bay View). Further, such statements are subject to important factors that could cause actual results to differ materially from those in this presentation, including the following: regional and national economic conditions; changes in the levels of market interest rates; credit risks of real estate, consumer, commercial and other lending activities; regulatory factors; changes in the market value of Bay View common stock and the ability to repurchase same; Bay View's ability to achieve synergies in the CGC and Eureka acquisitions and to sustain or improve performance of CTL, CGC and Eureka; and the ability to identify suitable future acquisition candidates.

TABLE OF CONTENTS
-----------------

Corporate/Strategic Overview
1996/1997 First Quarter Financial Highlights
Consumer Finance Platform
Commercial Finance Platform
Banking/Depository Platform
 - Eureka Acquisition
1997/1999 Outlook
Conclusion

               CORPORATE/STRATEGIC OVERVIEW
               ----------------------------

CORPORATE/STRATEGIC OVERVIEW
----------------------------

Bay View Capital Corporation (BVCC) is a Diversified Financial
Services Company Which Currently Operates From Three Business
Platforms Located in Nearly 20 States

  Consumer/Auto Finance Platform

     $200 Million Annual Origination (CTL)
     $100 Million Annual Origination (UF)

  Commercial Finance Platform (CGC)

     $75 Million in Assets

  Banking/Depository Platform (BVB)

     $2.8 Billion in Assets
     $5.0 Billion in Assets (Including EurekaBank Acquisition
Expected to Close on or About December 31, 1997)

CORPORATE/STRATEGIC OVERVIEW
(continued)
----------------------------

Mission Statement

"To Build a Diversified Financial Services Company By Investing
In and Creating Niche Lending Generating Companies That Originate
High Yielding Assets Maximizing Per Share Market Value"

CORPORATE/STRATEGIC OVERVIEW
(continued)
----------------------------

Strategic Redirection

  Management Focus on Diversification of BVCC

    BVB Focus:

      Deposit Franchise Enhancement
      Shrink Banking Platform to Optimum Core Deposit Base

    BVCC Focus:

      Shareholder Value Enhancement
      Acquisition or Creation of Niche Asset Generation
        California Thrift & Loan
        Concord Growth Corporation
        Ultra Funding

      De-Emphasize Less Profitable Elements of BVCC Companies
        Residential Mortgage Loan Origination of BVB
         (EurekaBank??)
        Indirect Leasing at CTL

CORPORATE/STRATEGIC OVERVIEW
Capital Strategy
----------------------------

Maintain All Regulated Entities' Capital at "Well Capitalized"
Requirements

Migrate Excess Capital to BVCC for Redeployment Through
Acquisitions and/or Share Repurchases

Repurchase Shares

  1,000,000 + Share Repurchase Completed in 1996/First Quarter
   1997

    Represents Nearly 15% of Year-End 1995 Shares Outstanding
    Average Repurchase Price: $36.89

CORPORATE/STRATEGIC OVERVIEW
Capital Strategy (continued)
----------------------------

Current Unexecuted Share Repurchase Authorization Approximates
$37 Million (Roughly 1,500,000 Shares at $25 Per Share) When
Combined with $12 Million Remaining from January 1997 $25 Million
Authorization

When Completed BVCC Will Have Repurchased Approximately 3,600,000
Shares or Nearly 25% of the BVCC Shares Outstanding When the
Initial Share Repurchase Program Was Announced

          1996/FIRST QUARTER 1997 FINANCIAL HIGHLIGHTS
          --------------------------------------------

1996 FINANCIAL HIGHLIGHTS
-------------------------

1996 Net Income (Before SAIF Recapitalization Charge):

 $17.7 Million (All Core) $2.55 EPS*

SAIF Recapitalization Charge:

 $6.7 Million or $.97 EPS*

1996 Net Income:

 $11.0 Million or $1.58 EPS*


* Pre-June 3, 1997 2 for 1 Stock Split

-------------------------------------

1996 Financial Performance Excluding SAIF Recapitalization
Charge:

  Exceeded Consensus by $.04 Per Share
  Exceeded Prior Year (Excluding Non-Recurring Charges) by $1.64
   Per Share (65%)*
  Tangible Cash Basis EPS (Excludes Goodwill Amortization) =
   $2.93 Per Share*


* Pre-June 3, 1997 2-for-1 Stock Split

-------------------------------------



     The graph appearing at this point illustrates approximate net income for the years 1992 through 1996, as follows: 1992, $10 million; 1993, $12.5 million; 1994, $14.5 million; 1995, $6.6 million (excluding special mention items); 1996, $17.7 million (excluding special mention items).

FIRST QUARTER 1997 FINANCIAL HIGHLIGHTS
---------------------------------------

First Quarter 1997 Net Income:

 $5.3 Million (All Core) or $.78 EPS*

    Consistent With Zacks' Consensus of $.78*
    39% Growth From $.56 EPS for First Quarter of 1996*
    8.3% Growth From Fourth Quarter 1996 (Excluding Non-Recurring
     Charges)
    Tangible Cash Basis EPS (Excludes Goodwill Amortization) =
     $.92 per share*



*Pre- June 3, 1997 2 for 1 Stock Split

---------------------------------------------------

First Quarter Net Income by Business Platform


                               Dollar       EPS
                               ------      -----

Banking/Depository Platform    $4,678      $0.69*
Consumer Finance Platform      $  584      $0.09*
Commercial Finance Platform**  $  ---      $ ---
                               ------      -----
                  Total        $5,262      $0.78*
                               ------      -----

*Pre-June 3, 1997 2 for 1 Stock Split
**No impact in First Quarter 1997

---------------------------------------------------

Bay View Securitization Corporation Securitized $253 Million of
High Quality/Non Sub-Prime Auto Loans

  Embedded Funding Cost = 40 BP Over Two Year Treasury (6.75%)

  Majority of Gain Utilized to Reduce CTL Acquisition
   Cost/Goodwill

  $925,000 First Quarter Pre-Tax Gain Recognized

    Represents Market Rate Improvement Between Acquisition Date and Sale Date

---------------------------------------------------

     The graph appearing at this point illustrates interest margin as follows: December 1995: Bay View Bank Net Margin, 2.01%,Company's Consolidated Net Margin, 2.01%; March 1996: Bay View Bank Net Margin, 2.21%, Company's Consolidated Net Margin, 2.21%; September 1996: Bay View Bank Net Margin, 2.45%, California Thrift and Loan ("CTL") Net Margin, 5.35%; Company's Consolidated Net Margin, 2.78%; December 1996: Bay View Bank Net Margin, 2.51%, CTL Net Margin, 5.06%, Company's Consolidated Net Margin, 2.79%; March 1997: Bay View Bank Net Margin, 2.56%; CTL Net Margin, 5.03%; Company's Consolidated Net Margin, 2.72%.

Note: Consolidated Net Interest Margin for April 1997 was
2.87%, which included the impact of Concord Growth Corporation's
Net Interest Margin of 19.36%.

---------------------------------------------------

     The graph appearing at this point sets forth information concerning retail deposits, as follows: June 1995: Certificates of Deposit ("CD"): $1.46 billion; Transaction Accounts: $.37 billion; Transaction Accounts as a percentage of total deposits:
20.32%; September 1995 CDs: $1.48 billion; Transaction Accounts:
$.36 billion; Transaction Accounts as a percentage of deposits:
19.71%; December 1995 CDs: $1.43 billion; Transaction Accounts:
$.39 billion; Transaction Accounts as a percentage of deposits:
21.30%; June 1996 CDs: $1.29 billion; Transaction Accounts: $.45 billion; Transaction Accounts as a percentage of deposits:
25.81%; September 1996 CDs: $1.17 billion; Transaction Accounts:
$.46 billion; Transaction Accounts as a percentage of deposits:
28.05%; December 1996 CDs: $1.10 billion; Transaction Accounts:
$.48 billion; Transaction Accounts as a percentage of deposits:
30.27%; March 1997 CDs: $1.06 billion: Transaction Accounts: $.47 billion; Transaction Accounts as a percentage of deposits:
30.80%.

---------------------------------------------------

     The graph appearing at this point illustrates Bay View Bank's retail deposit costs spread from the Cost of Funds Index, as follows: June 1995: 13 basis points; September 1995: 20 basis points; December 1995: 12 basis points; March 1996: 16 basis points; June 1996: 7 basis points; September 1996: -18 basis points; December 1996: -24 basis points; March 1997: -23 basis points.

---------------------------------------------------

     The graph appearing at this point illustrates, on a consolidated basis, the Company's non-performing assets and troubled debt restructurings as a percentage of assets, as follows: December 1992: 3.48%; December 1993: 3.25%; December 1994: 2.04%; December 1995: 1.81%; December 1996: 0.76%; March
1997: 0.76%.

---------------------------------------------------

     The graph appearing at this point illustrates Bay View
Bank's non-performing assets and troubled debt restructurings as a percentage of assets, as follows: December 1992: 3.48%;
December 1993: 3.25%; December 1994: 2.04%; December 1995: 1.81%;
December 1996: 0.65%; March 1997: 0.64%.

---------------------------------------------------

     The graph appearing at this point illustrates California Thrift and Loan's non-performing assets and troubled debt restructurings, as follows: June 1996: $6,468,000; September 1996: $6,659,000; December 1996: $5,381,000; March 1997:
$5,137,000.

---------------------------------------------------

     The graph appearing at this point illustrates, on a consolidated basis, the Company's ratios of loss reserve and adequacy reserves to non-performing assets, as follows: December 1992: 58%; December 1993: 49%; December 1994: 62%; December 1995:
80% September 1996: 169%; December 1996: 150%; March 1997: 127%.

---------------------------------------------------

     The graph appearing at this point illustrates, on a consolidated basis, the Company's general and administrative expenses, as follows: 1994: $47.3 million; 1995: $47.4 million; 1996: $52.8 million (excludes special mention items and includes California Thrift and Loan beginning June 1996); March 1997:
$56.8 million (annualized; excludes special mention items).

---------------------------------------------------

     The graph appearing at this point illustrates Bay View Bank's general and administrative expenses as follows: December 1993: $46.9 million; December 1994: $46.8 million; December 1995:
$46.9 million (excludes special mention items); December 1996:
$40.4 million; March 1997: $38.8 million (annualized; excludes special mention items).

---------------------------------------------------

     The graph appearing at this point illustrates the staffing levels for Bay View Capital Corporation and Bay View Bank, as follows: December 1994: 480.6 full-time equivalents ("FTEs"); March 1995: 446.6 FTEs; June 1995: 434.8 FTEs; December 1995:
402.2 FTEs; June 1996: 384 FTEs; September 1996: 384 FTEs; December 1996: 383 FTEs; March 1997: 381 FTEs.

---------------------------------------------------

     The graph appearing at this point illustrates the staffing levels of California Thrift and Loan, as follows: January 1996:
208 full-time equivalents ("FTEs"); September 1996: 208 FTEs;
December 1996: 193 FTEs; March 1997: 158 FTEs.

---------------------------------------------------

     The graph appearing at this point illustrates, for Bay View Bank, the percentage of general and administrative expenses to average assets, as follows: March 1995: 1.51%; June 1995: 1.68%; September 1995: 1.40%; December 1995: 1.42%; March 1996: 1.45%;
June 1996: 1.44%; September 1996: 1.44% (excludes SAIF recapitalization charge and special mention items); December 1996: 1.42% (excludes SAIF recapitalization charge and special mention items); March 1997: 1.35% (excludes SAIF recapitalization charge and special mention items).

---------------------------------------------------

     The graph appearing at this point indicates the efficiency ratio for Bay View Bank, as follows: March 1995: 71.2%; June 1995: 83.9%; September 1995: 67.9%; December 1995: 66.3%; March
1996: 58.7%; June 1996: 57.38% (excludes SAIF recapitalization charge and special mention items); December 1996: 54.5% (excludes SAIF recapitalization charge and special mention items); March 1997: 48.5% (excludes SAIF recapitalization charge and special mention items).

---------------------------------------------------

$25 Million Share Repurchase Authorized in January, 1997

  Repurchased 228,000 Shares During First Quarter
  Total Shares Repurchased Aggregate 1,028,000
  Average Repurchase Cost:
    First Quarter 1997 = $54.17 per share*
    Total Repurchases = $36.89 per share*

Approximately $12 Million of Share Repurchase Authorization
Remains

 Roughly 500,000 Shares @ $25 per share

*Pre-June 3, 1997 2 for 1 Stock Split

1996/1997 HIGHLIGHTS
--------------------

     The graph at this point sets forth the Company's stock price, adjusted for the June 3, 1997 2 for 1 stock split: March 1995: $11.63; June 1995: $13.63; September 1995: $13.50; December
1995: $14.25; March 1996: $16.25; June 1996: $17.00; September
1996: $17.81; December 1996: $21.19; March 1997: $28.38; May
1997: $25.13.

1996/1997 HIGHLIGHTS
--------------------

     The graph appearing at this point illustrates the market capitalization of the Company's common stock, as follows:
March 1995: $168,111,000; June 1995: $200,440,000; September
1995: $199,630,000; December 1995: $200,395,000; March 1996:
$224,260,000; June 1996: $234,098,000; September 1996:
$236,592,000; December 1996: $282,871,000; March 1997:
$367,064,000; May 1997: $325,940,000.

CONSUMER FINANCE PLATFORM
-------------------------

CONSUMER FINANCE PLATFORM
-------------------------

Acquired CTL in June, 1996

CTL has 30+ Year History

Acquired by Cal Fed and Spun-Off in 1993

Primary Focus: Non-Sub-Prime Auto Finance Niche Lender (A-/B+)

Strong Underwriting/High Yields (13+%)

High Quality Assets (Annual Losses 1.40%)

-------------------------------------

     The map appearing at this point indicates the locations of CTL's marketing area and offices, as follows: Portland, OR; Redding, CA; Sacramento, CA; Stockton, CA; Concord, CA; Fresno, CA; Burlingame, CA; San Jose, CA; Bakersfield, CA; Santa
Barbara, CA; Woodland Hills, CA; Covina, CA; Riverside, CA; Costa Mesa, CA; San Diego, CA; Phoenix, AZ; Dallas, TX; San Antonio, TX; Houston, TX; Indiana; Bloomington, IL; Chicago, IL; Denver, CO; Nevada.

-------------------------------------

     The graph appearing at this point indicates the amount of California Thrift and Loan's Auto Originations, as follows: 1994:
$156 million; 1995: $142 million; 1996: $175 million; Four months
- 1996: $63 million; four months 1997: $54 million.

-------------------------------------

Restructure of CTL

  Transition to "Pure" Finance Company Nearly Complete

  Sale of $60 Million Equipment Leasing Portfolio Completed

  Securitization of $253 Million of Auto Receivables Completed in
   January

  Future Securitizations Unlikely Due to EurekaBank Acquisition

-------------------------------------

Restructure of CTL (continued)

  Redemption of $267 Million of High Cost Deposits

  Sale of Low Costs Deposits and Earning Assets to BVB by June
   30, 1997

  Sale of Santa Barbara Corporate Headquarters

    Relocated to Covina (Los Angeles)

  Strategic Alliance - Ultra Funding - Texas

    High Quality, Bank Prime Lender
    Annual Originations = $120+ Million
    Annual Losses = .30 - .50%

-------------------------------------

Restructure of CTL (continued)

  Asset Sales/Securitization Combined with Deposit
   Sales/Redemptions and Loan Sales

    Enabled $15 Million of Capital Returned to BVCC by 12/31/96
    Enabled Further Return of Capital of $26 Million During First
     Quarter
    Return of Substantially All Remaining Capital (Out of the $62
     Million Purchase Price) to BVCC by June 30, 1997

CTL Conclusion:

  Acquired $175 Million Annual High Quality Auto Loan Origination
   Capability for Roughly $7 Million

COMMERCIAL FINANCE PLATFORM
---------------------------

COMMERCIAL FINANCE PLATFORM
---------------------------

Concord Growth Corporation's (CGC) Corporate Vision:

  "To Become the Preeminent Nationwide Provider of Asset Based
Financing to Small Businesses*"

Acquired CGC in April, 1997

  Assets Approximate $75 Million


*$50,000 - $2,000,000 Transaction Size

COMMERCIAL FINANCE PLATFORM
(continued)
---------------------------

CGC Has Two Primary Product Lines:

  Transactional Lending

    Accounts Receivable Factoring
      Single Invoice Financing

    Interactive Accounts Receivable Financing
      Receivable Portfolio Financing

    These Products Represent Approximately 1/3 of Assets

  Annual Yields Approximate 45%+

  Annual Losses Approximate 1%

COMMERCIAL FINANCE PLATFORM
(continued)
---------------------------

CGC Has Two Primary Product Lines (continued):

  Asset Based Lending
    Accounts Receivable
    Inventory
    Machinery & Equipment
    These Products Represent Approximately 2/3 of Assets

  Annual Yields Approximate 18-20%

  Annual Losses Approximate 2.00 - 2.25%

COMMERCIAL FINANCE PLATFORM
(continued)
---------------------------

     The map appearing at this point indicates the location of the offices of Concord Growth Corporation: San Jose, CA; Newport Beach, CA; Sherman Oaks, CA; Upland, CA; Phoenix, AZ; Arlington, TX; Miami, FL; Atlanta, GA; Charlotte, NC; Columbia, MD; New Castle, DE; Milwaukee, WI; St. Paul, MN.

COMMERCIAL FINANCE PLATFORM
(continued)
---------------------------

Management Conclusions

  Management Believes That Meaningful Platform Expansion
   Opportunities Exist

    Small Business Commercial Finance Industry is Highly
     Fragmented

    Typical Company is an Owner Operator Non-Public Entity

    Approximately 45 Targets Aggregating $1.2 Billion Have Been
     Identified

    Would Target Accretive Transactions With 15%+ ROE

BANKING/DEPOSITORY PLATFORM
---------------------------

BANKING/DEPOSITORY PLATFORM
---------------------------

Bay View Bank

  85 Year Old Institution (BVB) with Strong Name Recognition

    Large SF Area Deposit Base
      27 Branches; $1.6 Billion

    Assets: $2.8 Billion

  Entered Into Agreement to Acquire EurekaBank (100-Year Old
   Institution) on May 8, 1997

    Will Create 7th Largest Bay Area Deposit Franchise
      56 Branches; $3.4 Billion

    Combined Assets: $5.1 Billion

EUREKA ACQUISITION
Market Share Analysis
---------------------

EUREKA ACQUISITION
Market Share Analysis (continued)
---------------------------------

WELL POSITIONED IN KEY MARKETS

Rank-  Institution(St)-   Branches in-Total Deposits-Market Share
                          Bay Area(a)    In Bay Area

1  BankAmerica Corporation(CA)     255  $27,359,201    23.51%
2  Wells Fargo & Company (CA)      263   25,307,789    21.74
3  Washington Mutual, Inc.(WA)(b)  112    9,510,106     8.17
4  UnionBanCal Corporation (CA)     39    6,454,742     5.55
5  MacAndrews & Forbes Holdings(NY) 74    5,191,053     4.46
6  HT Ahmanson & Company (CA)       55    4,000,000     3.44
*  Pro Forma Bay View Capital Corp. 63    3,530,993     3.03
7  Citicorp (NY)                    59    3,208,676     2.76
8  Bank of the West (CA)            75    3,202,502     2.75
9  Golden West Financial Corp. (CA) 38    2,669,097     2.29
10 Comerica, Inc. (MI)              21    1,903,920     1.64
11 EurekaBank (CA)                  36    1,796,379     1.54
12 Bay View Capital Corporation(CA) 26    1,734,614     1.49
13 WestAmerica Bancorp (CA)         39    1,519,729     1.31
14 Glendale Federal Bank (CA)       30    1,518,327     1.30
15 Sumitomo Bank (Foreign)          16    1,472,473     1.27

Source: SNL Securities, L.P.; data as of 6-30-96 adjusted for mergers and acquisitions.
(a)     Bay Area consists of: Alameda, Contra Costa, Marin, Napa,
        San Francisco,San Mateo, Santa Clara, Santa Cruz, Solano and Sonoma Counties.
(b)     Includes Great Western.

EUREKA ACQUISITION
Market Share Analysis (continued)
----------------------------


BAY VIEW'S MARKET SHARE WILL INCREASE


                BVCC               AFEH       ProForma Comb. Co.
             ----------          ----------   -------------------

                      County            County             County
              Deposit Market    Deposit Market     Deposit Market
County    Rank-$(000) Share  Rank-$(000) Share  Rank-$(000) Share
------    ----- ----- -----  ----- ----- -----  ----- ----- -----

Alameda    23  104,537 0.67   19  151,050 0.97   15  255,587 1.64

Contra
Costa      24   56,842 0.40   14  158,720 1.12   13  215,562 1.52

Marin      14   75,938 1.82   15   71,644 1.72    9  147,582 3.55

San
Francisco  11  554,686 1.43   15  347,190 0.90    5  901,876 2.33

San Mateo  3  703,698 6.88    4  505,205 4.94  3  1,208,903 11.82

Santa
Clara      -        -    -    15  337,047 1.47   15  337,047 1.47

Solano     3   193,823 10.11  11   45,274 2.36    3 239,097 12.47

Sonoma     19   54,169  1.08  16   94,000 1.89   12  148,569 2.97


Data as of June 30, 1996.

EUREKA ACQUISITION
Market Share Analysis (continued)
---------------


BAY VIEW BANK/EUREKABANK COMBINED

     Will Represent Largest Deposit Franchise Among
      Financial Institutions Which Operate Exclusively in
      Bay Area

     5th Largest Deposit Franchise in San Francisco County

     3rd Largest Deposit Franchise in San Mateo and Solano
      Counties

          - Only Bank of America and Wells Fargo Will Have Larger
            Deposit Franchises

     The map appearing at this point indicates the location of the branches of Bay View Bank, by county, as follows:

Alameda                  Pleasanton/Main St.
                         San Leandro


Contra Costa             Walnut Creek


San Francisco            Bayview
                         Civic Center
                         Columbus
                         1850 Irving St.
                         Lakeside
                         Market Street
                         2601 Mission St.
                         Palm-Geary


San Mateo                Belmont
                         Burlingame
                         Foster City
                         Menlo Park
                         Millibrae
                         San Mateo
                         Serramonte
                         South San Francisco
                         Westlake


Santa Clara              San Jose/W. Santa Clara


Solano                   Benicia
                         Fairfield
                         Vallejo


Sonoma                   Rohnert Park
                         Sonoma

     The map appearing at this point indicates the locations of the branches of EurekaBank, by county, as follows:

Alameda                  Fremont
                         Pleasanton/Stoneridge Mall Rd.
                         San Leandro

Contra Costa             Concord
                         Danville
                         Lafayette
                         Martinez

Marin                    Novato
                         San Rafeal

San Francisco            Castro St.
                         1200 Irving St.
                         4610 Mission St.
                         Montgomery St.
                         Stockton St.

San Mateo                Belmont
                         Half Moon Bay
                         Menlo Park
                         Pacifica
                         San Bruno
                         San Carlos
                         San Mateo
                         South San Francisco

Santa Clara              Campbell
                         Cupertino
                         Los Altos
                         Los Gatos
                         Palo Alto
                         San Jose/Almaden
                         San Jose/Lincoln
                         San Jose/Saratoga
                         Sunnyvale

Santa Cruz               Aptos
                         Santa Cruz

Solano                   Vacaville

Sonoma                   Courthouse Square
                         Magowan

     The map appearing at this point indicates the locations, by county, of the branches of Bay View Bank following the merger with EurekaBank, as follows:

Alameda                  Fremont
                         Pleasanton/Main St.
                         Pleasanton/Stoneridge Mall Rd.
                         San Leandro

Contra Costa             Concord
                         Danville
                         Lafayette
                         Martinez
                         Walnut Creek

Marin                    Novato
                         San Anselmo
                         San Rafeal

San Francisco            Bayview
                         Castro St.
                         Civic Center
                         Columbus
                         1200 Irving St.
                         1850 Irving St.
                         Lakeside
                         Market St.
                         2601 Mission St.
                         4610 Mission St.
                         Montgomery St.
                         Palm-Geary

San Mateo                Belmont
                         Burlingame
                         Foster City
                         Half Moon Bay
                         Menlo Park
                         Millibrae
                         Pacifica
                         San Carlos
                         San Mateo
                         Serramonte
                         South San Francisco
                         Westlake

Santa Clara              Campbell
                         Cupertino
                         Los Altos
                         Los Gatos
                         Palo Alto
                         San Jose/W. Santa Clara
                         San Jose/Almaden
                         San Jose/Lincoln
                         San Jose/Saratoga
                         Sunnyvale

Santa Cruz               Aptos
                         Santa Cruz

Solano                   Benicia
                         Fairfield
                         Vacaville
                         Vallejo

Sonoma                   Courthouse Square
                         Magowan
                         Rohnert Park
                         Sonoma

EUREKA ACQUISITION
Market Share Analysis (continued)
------------------


EUREKABANK VERSUS BAY VIEW BANK

     - Branch Locations

          - EurekaBank     = 36
          - Bay View Bank  = 27
          - Combined       = 56

               - Consolidation of Only 7 Branches
               - Average Deposits Per Branch = $60 Million


     -Deposits

          - EurekaBank     = $1.85 Billion
          - Bay View Bank  - $1.58 Billion
          - Combined       - $3.40 Billion
          - Combined Transaction Accounts = $1.1 Billion or 33%

EUREKA ACQUISITION
Transaction Summary
-------------------

EUREKA ACQUISITION
Transaction Summary
-------------------


Aggregate Offer Value:                          $300 Million
Estimated Book Value at Purchase Date:          $188 Million
$300 Million Price/Book:                         160%
$235 Million Adjusted Price/Book:               125%
$112 Deposit Premium:                            6.1%
$60 Million Adjusted Deposit Premium:            3.2%

1998 EPS
     - Accounting EPS:            $1.74 (-$0.19 or -10%)
     - Tangible Cash EPS:         $2.68 (+$0.60 or +29%)

1999 EPS
     - Accounting EPS:            $2.22 (+$0.10 or +5%)
     - Tangible Cash EPS:         $3.16 (+$0.89 or +39%)

Expected Purchase Date
     - December 31, 1997 or January 1, 1998
     - Purchase Accounting Applied

EUREKA ACQUISITION
Transaction Structure
-------------------

EUREKA ACQUISITION
Transaction Structure
------------------

$300 Million Purchase Price Represents

     - 1.6 Times Book Value at Purchase Date

     - $65 Million Purchase of Embedded Federal and State Tax
       Loss Carryforwards
          - $52 Million Premium above $13 Million Recorded by
            Eureka

     - $235 Million Adjusted Acquisition Price Attributable to Assets Purchased and Liabilities Assumed
          - 1.25 Times Book Value

EUREKA ACQUISITION
Transaction Structure (continued)
-------------------


Acquisition Will Be Accounted For as a Purchase Utilizing
 Purchase Accounting

Goodwill is Preliminarily Estimated at $112 Million and is
 Currently Anticipated to be Amortized Utilizing a Conservative
 15-Year Life
     - 25 Year Often Used in Similar Transactions

AFEH Shareholders Will Represent 40%+ of BVCC Shareholders and
 Will Receive 2 BVCC Board Seats

$112 Million of Goodwill Approximately 6.1% of Deposits
  ($1.85 Billion)
     - Excluding Portion of Premium Attributable to Tax Loss
       Carryforwards Acquired Represents 3.2% of Deposits

Planned Transaction Closing on or About 12-31-97
     - Subject to Normal Regulatory and BVCC Shareholder
       Approvals

Mutual "Lock-Up" Options
     - Warrants to Acquire 19.9% Mutually Issued

EUREKA ACQUISITION
Transaction Structure (continued)
------------------


$210 Million Stock Component Will be Determined Based on
 20-Day Average Stock Price Prior to Closing
     - If BVCC's 20-Day Average Stock Price is Above $26 or
       Below $21, the Exchange Ratio Will be Fixed Based on
       $26 or $21 Share Price (As Applicable)

     - AFEH Has Right to Terminate if Bay View's Stock Price
       Falls Below $21.00
          - Bay View Has Right to Adjust Purchase Price for
            AFEH Shortfall if Stock Price Falls Below $21.00

EUREKA ACQUISITION
Transaction Structure (continued)
------------------


For Every $0.50 That BVCC Stock Exceeds $26.00
     - Goodwill Will Increase By $4 Million
     - 1998/1999 Net Income Will Reduced by $270,000
     - 1998/1999 EPS Will Be Reduced by $0.01 Per Share

EUREKA ACQUISITION
Transaction Structure (continued)
--------------------

Pricing Attractive Relative to Recently Announced Transactions
     - Bay View Will Pay 160% of Book Value at Purchase Date
       For Eureka, Which is Comparable to the Median Multiple
       Of 162% Paid by Acquirers in Thrift Acquisitions
       Between 1996 and the Present

     - Bay View Will Pay a 6.1% Premium to Deposits ($1.85
       Billion) for Eureka, Which Compares Favorably With a
       Median Premium of 7.52% Paid by Acquirers in Thrift
       Acquisitions Between 1996 and the Present

EUREKA ACQUISITION
Transaction Structure (continued)
------------------

Pricing Summary of Recently Announced Transactions



No.     BUYER               ST      SELLER                   ST
----    ------------------  -----  -----------------------  -----

1.      TCF Financial Corp    MN    Standard Financial         IL
2.      Marshall & Ilsley     WI    Security Capital Corp      WI
3.      CCB Financial Corp    NC    American Federal Bn        SC
4.      Sovereign Bancorp     PA    Bankers Corp               NJ
5.      Temple-Inland Inc     TX    California Financial       CA
6.      Webster Fin'l Corp    CT    DB Bancorp, Inc.           CT
7.      UST Corp              MA    Walden Bancorp, Inc.       MA
8.      North Fork Bancorp    NY    North Side SB              NY
9.      First Union Corp      NC    Center Fin'l Corp          CT
10.     First Union Corp      NC    Home Financial Corp        FL
11.     Nations Bank Corp     NC    TAC Bancshares             FL
12.     Union Planters Corp   TN    Leader Financial Corp      TN
13.     Norwest Corporation   MN    Primerit Bank FSB          NV
14.     Standard Federal Bank MI    Bell Bancorp               IL
15.     MAF Bancorp           IL    N.S. Bancorp               IL
16.     First Union Corp      NC    Society First FSB          FL
17.     SouthTrust Corp       AL    Bankers First Corp         GA
18.     Bank of Boston        MA    Boston Bancorp             MA
19.     Republic New York     NY    Brooklyn Bancorp           NY
20.     MacAndrews & Forbes   NY    SFFed Corp                 CA
21.     Norwest Corporation   MN    AMFED Financial            NV
22.     Nations Bank Corp     NC    CSF Holdings               FL
23.     Crestar Financial     VA    Loyola Capital Corp        MD
24.     First Union Corp      NC    Columbia First FSB         VA
25.     First Union Corp      NC    Coral Gables Fedcorp       FL
26.     First Union Corp      NC    American Savings of FL     FL


27.     Bay View Capital Corp CA    America First Eureka       CA


(Amounts on following page)

EUREKA ACQUISITION
Transaction Structure (continued)
--------------------


Pricing Summary of Recently Announced Transactions (continued)

        Ann'd Deal     Ann'd Deal      Ann'd Deal  Ann'd TgbkPrem
No.     Value ($M)     Pr Tg Bk (%)    4-Qtr EPS(X)   CoreDeps(%)
-----   -----------    ------------    ------------   -----------

1.           423.30          151.06           33.33          9.97
2.           915.20          161.07           25.34         15.72
3.           341.60          330.71           24.40         26.61
4.           322.70          171.49           15.27          8.90
5.           147.00          164.20           30.30          7.58
6.           133.10          159.67           15.25          5.46
7.           165.90          196.16           16.16         11.38
8.           216.30          170.07           11.76          7.98
9.           384.50          176.18           14.96          7.17
10.          341.20          106.00           15.05          3.58
11.          279.80          188.07           15.03          8.35
12.          504.70          192.54           13.05         18.46
13.          190.70          163.64           26.90          7.32
14.          362.80          114.68           27.57          4.60
15.          275.70          113.22           16.40          6.05
16.          188.00          145.84           29.85          5.79
17.          145.80          150.65           11.30          7.92
18.          218.50          118.98           11.55          3.22
19.          529.60          140.68           14.46          4.78
20.          266.10          133.00            N/A           3.34
21.          196.60          168.87           17.98          7.00
22.          516.00          183.69           12.40          7.46
23.          279.30          147.74           17.44          7.93
24.          232.80          176.21           20.62          8.05
25.          513.80          139.43           14.37          9.81
26.          253.00          163.30           10.88          5.05
----        --------        --------         --------       -----

Median       277.50          162.19           15.27          7.52
-----------------------------------------------------------------

27.          300.00          160.00           11.49          6.10
-----------------------------------------------------------------

EUREKA ACQUISITION
Strategic Review
------------------

EUREKA ACQUISITION
Strategic Review
-----------------


Consistent With BVCC Mission Statement to Create Diversified
 Financial Services Company and Enhance Shareholder Value

Consistent With Bay View Bank Mission Statement to Become Best
 Northern California Community Bank

EUREKA ACQUISITION
Strategic Review (continued)
-----------------




Eureka Acquisition Will

     - Create Largest Deposit Franchise Among Financial
       Institutions Which Operate Exclusively in Bay Area
          - Dramatically Enhances Retail Deposit Franchise Value

     - Expand Low Cost Funding Platform for BVCC's Rapidly
       Expanding Consumer and Commercial Finance Platforms
          -Opportunity to Replace $700 Million Annual Low Yield
            Asset Run-Off With Higher Yield Assets

     - Accelerate Transition of Bay View Bank to Community Bank
       Status

     - Enable Bay View Bank to Rapidly Reduce Wholesale
       Borrowings

EUREKA ACQUISITION
Strategic Review (continued)
-----------------



Transaction Will Generate significant Free Cash Flow
 Prospectively

     - Estimated at $250 Million for 1998-2001

     - This Cash Flow Creation Will Support Future Asset Growth
       Of $5 Billion

     - Significant Portion of This Cash Flow Will Likely be
       Returned to BVCC for Redeployment Through
          - Accretive Acquisitions
          - Share Repurchases

EUREKA ACQUISITION
Critical Financial Assumptions
--------------------

EUREKA ACQUISITION
Critical Financial Assumptions
------------------


Critical Assumptions Include

     - $21 Million of Expense Reductions

     - Realization of $65 Million of Tax Loss Carryforwards

     - Stable Interest Rate Environment

     - Asset Quality Maintained

     - Conservative Modeling Assumptions
          - No Asset Growth; Slight Decline
          - Asset Originations Assumed at 7.0% in 1998; 7.75% in
              1999
          - Day One CD Run-Off = 15%; Run-Off Replaced By Higher
              Cost Borrowings
          - Assume Only 50% of Cost Savings Reduced in 1998;
              100% by 1999

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
-------------------


Cost Savings Assumptions Consistent With Prior In-Market
  Transactions


Transaction                      Assumed Cost Savings (%)
------------                     -----------------------

Bank Bost/BayBanks                        39%
Chemical/Chase                            40%
Fleet/Shawmut                             43%
Mercantile/Roosevelt                      37%
NationsBank/BankSouth                     60%
Wells/First Interstate                    46%

     Average                              44%

     Bay View/Eureka                      46%

EUREKA ACQUISITIONS
Critical Financial Assumptions (continued)
--------------------


$21 Million of Conservative Cost Savings Achievable by June
 30, 1998 Due to

     - Corporate Headquarters/Operational Functions Located
        Within Close Proximity
          - Corporate Headquarters Located 2 Blocks Apart

     - Branch Consolidations Limited to 7 Branches

     - Believe MIS Conversion Can be Completed by Mid-1998
          - Critical Driver in Achieving Cost Savings
          - BVCC and EurekaBank Both Use Third Party for
             Processing
               - No "In-House" Processing

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
------------------



BVCC Has Demonstrated Success and Commitment to Cost Reduction

     - BVCC CEO, BVB COO, and BVB EVP/Sales Manager Has
       Extensive Consolidation Expertise

     - BVB G&A/Assets Now 1.35%; Down From 1.60% in Early 1995

     - Consumer Finance Platform G&A Now Nearly 3.00%; Down
       From 4.75% at Announcement Date; 4.25% at June 1996
       Acquisition Date

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
-------------------


Expect Merger of 7 EurekaBank Branches Into Bay View Bank
 ("BVB") Branches:

     - EurekaBank                        Bay View Bank
       Belmont Branch            To      Belmont Branch

     - EurekaBank                        Bay View Bank
       Menlo Park Branch         To      Menlo Park Branch

     - EurekaBank                        Bay View Bank
       SF (Stockton St.)         To      SF (Columbus St.)

     - EurekaBank                        Bay View Bank
       San Bruno Branch          To      Millbrae Branch

     - EurekaBank                        Bay View Bank
       San Leandro Branch         To     San Leandro Branch

     - EurekaBank                        Bay View Bank
       San Mateo Branch           To     San Mateo Branch

     - EurekaBank                        Bay View Bank
       So. San Francisco Branch   To     So. San Francisco Branch

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
--------------------


Summary of Cost Savings ($ Millions)

     - Branch Consolidation                                 $2.8
          -All Branch Consolidation Decisions Finalized and
             Made Public
          - Bay View Bank and EurekaBank Annual Branch Attrition
             Rates Approximately 35%

     - Eliminate Eureka Executive Management                 1.3
          - Eureka Has High Senior Management Salaries

     - Eliminate Administrative Office Space                 1.9

     - Eliminate Holding Company Partnership Costs           1.7

     - Eliminate Duplicative Administrative Functions        4.0

     - Eliminate Operational Functions                       1.1

     - Eliminate Duplicative Loan Origination & Servicing
         Functions                                           6.8

     - Eliminate Duplicative Marketing Costs                 1.4
                                                           ------

     - Aggregate Cost Savings Identified                   $21.0

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
--------------------


Aggregate Cost Savings Identified = $21 Million (Annualized)
  Represents Roughly 46% of Anticipated Eureka's 1997 G&A and
  20% of Combined Noninterest Expense

We Expect These Cost Savings Can be Achieved by June 30, 1998
     - Expect to Realize Savings By July 1, 1998
     - 100% of Savings Will Be Realized in 1999

Further Cost Savings May be Achievable

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
-------------------

$65 Million Tax Asset Represents Future Utilization of $187
  Million of Tax Loss Carryforwards Which Expire through 2007

Full Utilization Will Require BVCC Annual Taxable Income of $20
  Million
     - Represents 25% of Projected 1998 Pre-Tax Income

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
------------------


                        TAX LOSS CARRYFORWARDS


              Beginning                                Ending
Year          Balance            Amortization          Balance
-----         ------------       ------------          ----------

1997                 -                   -             $ 65,661
1998          $ 65,661           $ (8,563)               57,097
1999            57,097             (8,563)               48,534
2000            48,534             (8,563)               39,971
2001            39,971             (8,563)               31,407
2002            31,407             (8,563)               22,844
2003            22,844             (5,775)               17,069
2004            17,069             (5,775)               11,294
2005            11,294             (5,775)                5,519
2006             5,519             (5,519)                    0
2007                 0                   0                    0

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
-----------------


One-Time BVCC Restructuring Charges of $5.0 Million Pre-Tax
 ($2.9 Million After Tax or $0.44 Per Share)

     - Debt/Securitization Restructuring         $2.5 Million
     - Severance                                 $1.0 Million
     - Facilities/Relocation                     $1.0 Million
     - Other                                     $0.5 Million
                                                 --------------

     - Total                                     $5.0 Million

EUREKA ACQUISITION
Critical Financial Assumptions (continued)
-------------------


Expect to Discontinue Auto Securitization Activities
     - Reduces 1997 Net Income by Approximately $2.9 Million
       ($0.22 Per Share)
          -Approximately $1.0 Million - $1.3 Million After Tax in
            Second Quarter ($.08 - $.10 Per Share)
          - EPS Impact Dependent on Exact Execution to be
            Finalized by June 30, 1997

     - Enhances 1998 and Future EPS Performance

Expect to Pursue $100 - $150 Million Subordinated Debt Issuance at Either BVCC and/or BVB

EUREKA ACQUISITION
Key Considerations
-------------------

EUREKA ACQUISITIONS
Key Considerations
--------------------


Cost Savings Are Not Achieved
     - Utilized Independent Third Parties to Verify Achievability
       Of Cost Savings (Plan in Existence)

     - Expect to Utilize Third Party Assistance to Implement

Tax Losses Are Not Utilized
     - Projected Taxable Income Sufficient to Absorb Loss
       Carryforward Even With 75% Decline in Taxable Income

EUREKA ACQUISITION
Key Considerations (continued)
-------------------


Deposits Are Not Retained
     - BVB Familiar With Markets

     - Minimal Branch Disruption Expected
          - Only 7 Branch Closures Identified

     - Deposit Franchises Very Similar

Asset Quality Deteriorates
     - Eureka Non-Accruals/TDRs      = .36%

     - BVB Non-Accruals/TDRs         = .63%

EUREKA ACQUISITION
Key Consideration (continued)
-------------------


Interest Rate Risk
     - Both BVB and Eureka Have Hedges In Place to Significantly
       Mitigate Interest Rate Risk Exposure

     - Consolidated COFI Exposure Will Decline
          - Eureka Exposure      =     13% ($300 Million)
          - BVB Exposure         =     43% ($1.3 Billion)
          - Combined Exposure    =     30% ($1.6 Billion)

     - $500 Million of Eureka's Assets are Rapidly Indexing
       LIBOR Based Mortgages

     - Reduction of Wholesale Borrowings and Expansion of Core
       Deposits Will Further Mitigate Interest Rate Risk

EUREKA ACQUISITION
Summary
------------------

EUREKA ACQUISITION
Summary
------------------


Eureka Acquisition Enables Bay View to Create the Premier
  Independent Banking/Deposit Franchise in San Francisco Bay
  Area

Eureka Acquisition Expands Bay View's Low Cost Funding Base for
 Consumer/Commercial Finance Platforms

$700 Million Low Yield Annual Asset Run-Off Creates Significant
 Opportunity to Replace These Assets With High Yield Assets

EUREKA ACQUISITION
Summary (continued)
------------------


Eureka Acquisition Accelerates Transition of Bay View Bank to
 Community Bank Status
     - Dramatically Enhances Core Deposits Franchise Value

Represents Low Risk Transaction

1997/1999 OUTLOOK
-------------------

1997 OUTLOOK
-------------


Comfortable with Consensus EPS Estimate Which Approximate:
     - Accounting (Pre-Split):       $2.62 ($3.50-$.44-$.44)
     - Accounting (Post-Split):      $1.31 ($1.75-$.22-$.22)
     - Tangible Cash (Pre-Split):    $3.12 ($4.00-$.44-$.44)
     - Tangible Cash (Post-Split):   $1.56 ($2.00-$.22-$.22)

Comfortable With Second Quarter Consensus/Accounting EPS
 Estimates of $.33* ($.41-$.08)**

* Adjusted for June 3, 1997 2-for-1 Stock Split
** Adjusted for estimated impact of discontinuation of auto securitization

FINANCIAL OUTLOOK
-------------------


Forecasted Eureka Acquisition Benefit - 1998

     - Management Estimates That While the 1998 Accounting EPS
       Benefit from the Eureka Acquisition Will Be Dilutive, the Cash Accounting EPS is Accretive

          - Book EPS Dilution Estimated at $.19 Per Share*

          - Tangible Cash EPS Enhancement Estimated at $.60 Per
            Share*

               - Goodwill Amortization Estimated at $7.5 Million
                 = $0.37 Per Share*
                 - Charge-In-Lieu of Income Taxes Estimated at
                   $8.5 Million = $0.42 Per Share*

* Adjusted for June 3, 1997 2-for-1 Stock Split

-------------------


Forecasted Eureka Acquisition Benefit - 1999

     - Management Estimates That While The 1999 Accounting EPS
       Benefit From the Eureka Acquisition Will Be Accretive,
       Cash Accounting EPS is Significantly Accretive

          - Book EPS Enhancement Estimated at $.10 Per Share*

          - Tangible Cash EPS Enhancement Estimated at $.89 Per
            Share*

               - Goodwill Amortization Estimated at $7.5 Million
                 = $0.37 Per Share*

               - Charge-in-Lieu of Income Taxes Estimated at
                 $8.5 Million = $0.42 Per Share*

* Adjusted for June 3, 1997 2-or-1 Stock Split

FINANCIAL PROJECTIONS
----------------------

Projected Consolidated Balance Sheet

                   BV      Post Acquis.   Period End   Period End
               Pre-Acquis. Jan.1,1998     Dec.31,1998 Dec.31,1999
               ----------- ------------  ------------ -----------

Cash and
Investments    $   647,830 $ 1,414,726   $ 1,142,679  $ 1,032,085

Net Loans        2,302,421   3,692,200     3,730,007    3,769,813

Intangibles         21,143     132,345       121,463      111,681

Other Assets        56,778     148,630       237,789      231,399
                ----------- -----------   -----------   ---------
 Total Assets  $ 3,028,172 $ 5,387,901   $ 5,231,938  $ 5,143,978


Deposits       $ 1,583,017 $ 3,240,051   $ 3,428,140  $ 3,479,853

Subordinated
Debt                     -      90,000        90,000       90,000

Other Borrowings
and Liabilities  1,252,203   1,674,898      1,319,491   1,183,225
                 ---------- ------------   -----------  ---------
 Total
 Liabilities   $ 2,835,220 $ 5,004,949    $ 4,837,631 $ 4,747,078


  Total Equity     192,952      382,952       394,307     396,900
                 ----------  ------------  -----------  ---------
Liabilities and
Shareholders'
Equity         $ 3,028,172  $ 5,387,901   $ 5,231,938 $ 5,143,978
                 ----------  ------------  -----------  ---------
                 ----------  ------------  -----------  ---------
Book Value
Per Share*     $      14.50 $     18.80    $    19.36  $    20.54

Tangible Book
Value Per Share*       12.91      12.30         13.40       14.81

 Adjusted for June 3, 1997 2-for-1 Stock Split

------------------------

Income Statement Forecast - 1998

PRELIMINARY ESTIMATED IMPACT OF EUREKA ACQUISITION

                                                       Tangible
                                     Accounting*         Cash*
                                     -----------       ----------

Before Eureka/$25 Million Stock
Buy-Back
-------------------------------
     Forecasted EPS                  $     1.93**     $    1.93**
     Goodwill Amortization                                  0.15
                                      -----------      ----------
                                            1.93            2.08


Eureka Acquisition/$25 Million
Stock Buy-Back
-------------------------------
     EPS Impact                       $    (0.19)      $   (0.19)
     Cash Basis Adjustments

          Goodwill Amortization                             0.37
          Utilization for tax loss
            carryforwards                                   0.42
                                       ------------    ----------
                                       $    (0.19)      $   0.60
                                       ------------    ----------

Forecasted EPS After Eureka/
      $25 Million Stock Buy-Back       $     1.74       $   2.68



*  Adjusted for June 3, 1997 2-for-1 Stock Split
** Assumes 10% earnings growth from 1997 consensus.

----------------------


Income Statement Forecast - 1999

PRELIMINARY ESTIMATED IMPACT OF EUREKA ACQUISITION


                                                       Tangible
                                    Accounting*           Cash*
                                  ---------------    ------------

Before Eureka/$25 Million Stock
Buy-Back
-------------------------------
     Forecasted EPS                $       2.12**    $     2.12**
     Goodwill Amortization                                  0.15
                                   ---------------    -----------
                                           2.12             2.27

Eureka Acquisition/$25 Million
Stock Buy-Back
--------------------------------
     EPS Impact                    $       0,10       $     0.10
     Cash Basis Adjustments

          Goodwill Amortization                              .37
          Utilization for tax loss
            carryforwards                                    .42
                                    ---------------    ----------

                                    $       0.10       $    0.89
                                    ---------------    ----------

Forecasted EPS After Eureka/
       $25 Million Stock Buy-Back   $       2.22       $    3.16



*  Adjusted for June 3, 1997 2-for-1 Stock Split
** Assumes 10% earnings growth from 1997 consensus

CONCLUSION
--------------

CONCLUSION
--------------




Bay View Appreciates Your Support and Interest.


Management Remains Totally Committed to the Enhancement of the
Value of Our Shareholder's Investment in Bay View Capital
Corporation.